Boston Private Financial Holdings, Inc. Reports Third Quarter 2018 Results
Third Quarter 2018 Highlights include:

•	GAAP net income was $18.0 million or $0.20 per diluted share, and operating net income was $22.5 million or $0.25 per diluted share

•	Operating return on average common equity was 12.1%

•	Operating return on average tangible common equity was 14.2%

•	Average total deposits were $6.7 billion, a 5% increase year-over-year

•	Average total loans were $6.7 billion, a 6% increase year-over-year

•	Total assets under management/advisory (“AUM”) were $22.4 billion and total net flows were positive $342 million

•	Restructuring expense of $5.8 million expected to result in $11 million of annual expense reduction in 2019
Boston, MA - October 17, 2018 - Boston Private Financial Holdings, Inc. (NASDAQ: BPFH) (the “Company” or “BPFH”) today reported third quarter 2018 GAAP Net income attributable to the Company of $18.0 million, compared to $6.4 million for the second quarter of 2018 and $19.8 million for the third quarter of 2017. Third quarter 2018 Diluted earnings per share were $0.20, compared to $0.03 in the second quarter of 2018 and $0.22 in the third quarter of 2017.

Summary Financial Results - Reported
				% Change
($ in millions, except for per share data)	3Q18	2Q18	3Q17	Linked Quarter	Year over Year
Net income attributable to the Company	$18.0	$6.4	$19.8	nm	(9)%
Diluted earnings per share	$0.20	$0.03	$0.22	nm	(9)%

Non-GAAP Financial Measures:
Pre-tax, pre-provision income	$23.4	$25.3	$27.5	(7)%	(15)%
Return on average common equity ("ROACE")	9.7%	3.0%	9.9%
Return on average tangible common equity ("ROATCE")	11.4%	3.9%	13.2%
nm = not meaningful
Net income attributable to the Company, Diluted earnings per share, ROACE, and ROATCE for the third quarter of 2018 improved primarily due to a $12.7 million income tax expense during second quarter results associated with the divestiture of Anchor Capital Advisors, LLC ("Anchor"), partially offset by a $5.8 million restructuring expense during third quarter results.
In addition to presenting the Company’s results in conformity with GAAP, the Company uses certain non-GAAP financial measures to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector. For additional information on non-GAAP financial measures, see page 7. A full reconciliation of GAAP to non-GAAP results can be found in the footnotes beginning on page 18.

Summary Financial Results - Operating Basis (non-GAAP)
				% Change
($ in millions, except for per share data)	3Q18[1]	2Q18[2]	3Q17	Linked Quarter	Year over Year
Net income attributable to the Company	$22.5	$19.1	$19.8	18%	14%
Diluted earnings per share	$0.25	$0.21	$0.22	21%	15%

Pre-tax, pre-provision income	$29.2	$25.3	$27.5	15%	6%
Return on average common equity	12.1%	10.0%	9.9%
Return on average tangible common equity	14.2%	11.9%	13.2%
[1] 3Q18 results adjusted to exclude the impact of $5.8 million restructuring expense less a $1.2 million tax benefit, resulting in a net $4.6 million benefit to overall results
[2] 2Q18 results adjusted to exclude the impact of $12.7 million income tax expense related to the divestiture of Anchor Capital Advisors LLC
See footnote 16 for a GAAP to non-GAAP reconciliation

"Our third quarter results demonstrate improved financial performance across our core businesses. Operating basis pre-tax, pre-provision income increased 15% linked quarter and 6% year-over-year," said Clayton G. Deutsch, CEO. "The Bank demonstrated linked quarter average deposit growth of 6%, and Boston Private Wealth continues to demonstrate strong new business generation across regions and distribution channels."
"Our third quarter results include a restructuring charge of $5.8 million, which is the result of an efficiency initiative guided by a focus of delivering expense reduction and an improved return profile. We expect restructuring benefits to include approximately $11 million of expense savings in 2019."

Divestiture
On April 13, 2018, the Company completed the sale of its ownership interest in Anchor. Anchor’s results through the closing date remain consolidated in the Company’s results through April 13, 2018 and prior periods. For presentation purposes, Anchor’s AUM are excluded from AUM amounts, but are included in the calculation of Core fees and income.

Net Interest Income and Margin (non-GAAP, except for Net Interest Income)
				% Change
($ in millions)	3Q18	2Q18	3Q17	Linked Quarter	Year over Year
Net interest income	$59.6	$57.5	$56.6	4%	5%
Less: Interest recovered on previous nonaccrual loans	1.0	—	0.1	nm	nm
Core net interest income, non-FTE basis	58.7	57.5	56.5	2%	4%
Add: FTE adjustment	0.6	0.9	2.9	(34)%	(80)%
Core net interest income, FTE basis	59.2	58.4	59.4	1%	—%

Net interest margin (FTE basis)	2.93%	2.89%	3.02%
Core net interest margin (FTE basis)	2.88%	2.89%	3.02%
Core net interest margin (non-FTE basis)	2.85%	2.85%	2.87%
FTE = Fully Taxable Equivalent
Net interest income for the third quarter of 2018 was $59.6 million, an increase of 4% linked quarter and 5% year-over-year. The year-over-year increase was primarily driven by interest recovered on previous nonaccrual loans, higher yields on interest-earning assets, and higher asset volumes, partially offset by higher funding costs. Core net interest income, non-FTE basis, which excludes interest recovered on previous nonaccrual loans, increased 4% year-over-year and 2% linked quarter.
The Company’s Core net interest margin (FTE basis) decreased 1 basis point on a linked quarter basis to 2.88%, primarily driven by a lower FTE adjustment. Linked quarter, the net interest margin benefited from deposit inflows that funded repayment of short-term borrowings. The year-over-year decline was primarily driven by a lower tax benefit on tax-exempt income.

Noninterest Income
				% Change
($ in millions)	3Q18	2Q18	3Q17	Linked Quarter	Year over Year
Investment management fees	$3.2	$4.2	$11.3	(23)%	(71)%
Wealth advisory fees	14.0	13.7	13.3	2%	5%
Wealth management and trust fees	11.5	11.2	11.6	3%	(1)%
Private banking fees[3]	2.8	2.8	2.9	1%	(2)%
Total core fees and income	$31.6	$31.9	$39.1	(1)%	(19)%
Total other income	0.7	0.2	1.2	nm	(40)%
Total noninterest income	$32.3	$32.1	$40.3	1%	(20)%

Memo: Noninterest income lines excluding Anchor
Less: Anchor revenue	—	1.1	8.4	nm	nm
Investment management fees (non-GAAP)	3.2	3.1	2.9	5%	12%
Total core fees and income (non-GAAP)	$31.6	$30.7	$30.7	3%	3%
Total noninterest income (non-GAAP)	$32.3	$30.9	$31.9	4%	1%
[3] Private banking fees includes Other banking fee income and Gain/ (loss) on sale of loans, net
Total core fees and income for the third quarter of 2018 was $31.6 million, a 1% decrease linked quarter and a 19% decrease year-over-year, primarily driven by the divestiture of Anchor. Excluding Anchor, Total core fees and income increased 3% year-over-year primarily driven by higher levels of assets under management in the Wealth Advisory and Investment Management segments. Wealth Management & Trust revenues increased 3% linked quarter driven by higher levels of AUM.

Assets Under Management / Advisory
				% Change
($ in millions)	3Q18	2Q18	3Q17	Linked Quarter	Year over Year
Wealth Management and Trust	$8,335	$7,789	$7,703	7%	8%
Investment Management [4]	2,125	2,031	1,902	5%	12%
Wealth Advisory	11,977	11,566	10,992	4%	9%
Total assets under management / advisory 4 5	$22,430	$21,379	$20,586	5%	9%

Net flows	3Q18	2Q18	3Q17
Wealth Management and Trust	$315	$(77)	$114
Investment Management [4]	45	27	(5)
Wealth Advisory	(18)	(30)	(71)
Total net flows [4]	$342	$(76)	$38
[4] Information excludes Anchor [5] Segments do not sum to Total assets under management due to an intercompany relationship of $7 million in 3Q18 and 2Q18 and $11 million in 3Q17
Total assets under management / advisory, were $22.4 billion at the end of the third quarter of 2018, an increase of 5% linked quarter and 9% year-over-year. The year-over-year increase was driven primarily by positive market action and positive net flows in all three segments. Positive net flows in the Wealth Management & Trust segment during the third quarter of 2018 were driven by $394 million of new business and low client attrition.

Operating Expense
				% Change
($ in millions)	3Q18	2Q18	3Q17	Linked Quarter	Year over Year
Salaries and employee benefits	$38.9	$39.4	$44.9	(1)%	(13)%
Occupancy and equipment	8.2	8.2	7.9	(1)%	3%
Professional services	2.9	2.9	3.3	—%	(13)%
Marketing and business development	1.7	2.1	2.2	(17)%	(23)%
Information systems	6.2	6.8	5.3	(8)%	18%
Amortization of intangibles	0.8	0.7	1.4	—%	(47)%
FDIC insurance	0.7	0.7	0.6	(5)%	4%
Restructuring	5.8	—	—	nm	nm
Other	3.4	3.6	3.6	(3)%	(5)%
Total operating expense	$68.6	$64.4	$69.3	6%	(1)%

Memo: Excluding Anchor and Restructuring
Restructuring	5.8	—	—	nm	nm
Anchor operating expense	—	0.9	6.4	nm	nm
Total operating expense (non-GAAP) [6]	$62.8	$63.4	$62.9	(1)%	—%
[6] For information on non-GAAP financial measures, see page 6 nm= not meaningful
Total operating expense increased 6% linked quarter primarily driven by restructuring expense, while decreasing 1% year-over-year, primarily driven by the divestiture of Anchor. The restructuring expense is related to a company-wide efficiency initiative and consists primarily of severance and other compensation related expenses.
Excluding Anchor and restructuring expense, Total operating expense for the third quarter of 2018 was $62.8 million, down 1% linked quarter, primarily driven by lower information systems expense and compensation.

Income Tax Expense

The Company's effective tax rate for continuing operations for the third quarter of 2018 was 22.4%, compared to 29.6% in the prior year with the decline primarily driven by the enactment of the Tax Cuts and Jobs Act of 2017.

Loans and Deposits - QTD Averages
				% Change
($ in millions)	3Q18	2Q18	3Q17	Linked Quarter	Year over Year
Commercial and industrial	$999	$974	$994	3%	—%
Commercial real estate	2,475	2,478	2,382	—%	4%
Construction and land	179	167	114	8%	58%
Residential	2,837	2,775	2,567	2%	11%
Home equity	94	94	107	—%	(12)%
Other consumer	163	180	187	(9)%	(13)%
Total loans	$6,747	$6,668	$6,351	1%	6%

Non-interest bearing deposits	2,064	1,908	1,966	8%	5%
Interest bearing deposits	4,668	4,441	4,439	5%	5%
Total deposits	$6,732	$6,349	$6,406	6%	5%

Non-interest bearing deposits as a % of Total deposits	31%	30%	31%
Average total loans in the third quarter of 2018 increased 6% year-over-year primarily driven by increases in Residential loans in all geographic markets. End of period Commercial real estate loans increased 2% from September 30, 2017 to September 30, 2018 with New England increasing 6%, Northern California increasing 4%, and Southern California decreasing 7%.
Average total deposits increased 5% year-over-year, primarily driven by growth in money market accounts, demand deposit accounts and certificates of deposits, partially offset by net declines in savings and NOW accounts. Average non-interest bearing deposits comprised 31% of Average total deposits in the third quarter of 2018 and the third quarter of 2017. The cost of total deposits, including DDA, was 0.68%, an increase of 15 basis points linked quarter and 35 basis points year-over-year. The increase was primarily driven by increasing cost of interest bearing deposits.

Provision and Asset Quality

($ in millions)	3Q18	2Q18	1Q18	4Q17	3Q17
Provision/ (credit) for loan loss	$(0.9)	$0.5	$(1.8)	$(0.9)	$(0.4)
Total criticized loans	134.7	114.4	124.1	154.8	146.0
Total nonaccrual loans	12.1	15.7	16.4	14.3	13.6
Total loans 30-89 days past due and accruing	11.6	5.0	20.4	25.0	5.3
Total net loans (charged-off)/ recovered	1.0	0.1	—	0.8	0.3

Ratios:
Allowance for loan losses as a % of Total loans	1.09%	1.09%	1.10%	1.15%	1.17%
Nonaccrual loans as a % of Total loans	0.18%	0.23%	0.25%	0.22%	0.21%
The Company recorded a provision credit of $0.9 million for the third quarter of 2018, compared to an expense of $0.5 million for the second quarter of 2018 and a credit of $0.4 million for the third quarter of 2017. The provision credit in the third quarter of 2018 was primarily driven by loan recoveries and loan balance declines, partially offset by an increase in criticized and classified loans.
Total criticized loans as of September 30, 2018 was $134.7 million, an increase of 18% linked quarter and a decrease of 8% year-over-year. The linked quarter increase was driven by an increase in Southern California special mention loans and San Francisco Bay Area accruing substandard loans. Total nonaccrual loans (“Nonaccruals”) as of September 30, 2018 was $12.1 million, a decrease of 23% linked quarter and 11% year-over-year. As a percentage of Total loans, Nonaccruals were 18 basis points as of September 30, 2018, down 5 basis points from June 30, 2018, and down 3 basis points from September 30, 2017.

Capital
	3Q18	2Q18	1Q18	4Q17	3Q17
Tangible common equity/ Total assets [7]	7.8%	7.5%	7.4%	7.3%	7.4%
Tangible book value per share [7]	$7.67	$7.62	$7.17	$7.12	$7.16

Regulatory Capital Ratios: [8]
Tier 1 common equity	11.1%	10.9%	10.4%	10.3%	10.4%
Total risk-based capital	14.1%	13.8%	14.2%	14.1%	14.3%
Tier 1 risk-based capital	12.8%	12.6%	12.9%	12.9%	13.0%
Tier 1 leverage capital	9.2%	9.2%	9.4%	9.3%	9.4%
[7] See footnote 6 for a GAAP to non-GAAP reconciliation. [8] Current quarter information is presented based on estimated data.
Tangible book value per share as of September 30, 2018 increased 7% year-over-year to $7.67.

Dividend Payments
Concurrent with the release of third quarter 2018 earnings, the Board of Directors of the Company declared a cash dividend payable to common shareholders of $0.12 per share. The record date for this dividend is November 2, 2018, and the payment date is November 16, 2018.
Non-GAAP Financial Measures
The Company uses certain non-GAAP financial measures to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.
These non-GAAP financial measures include tangible book value per share; the TCE/TA ratio; return on average common equity; return on average tangible common equity; pre-tax, pre-provision income; total operating expense excluding intangibles, goodwill impairment, and restructuring, if any; the efficiency ratio (FTE basis); the efficiency ratio (FTE basis) excluding amortization of intangibles, goodwill impairment, and restructuring, if any; net interest income and net interest margin excluding interest recovered on previous nonaccrual loans, also referred to as core net interest margin; net income attributable to the Company excluding notable items; net income attributable to the common shareholders, treasury stock method, excluding notable items (non-GAAP); diluted earnings per share excluding notable items; operating basis total revenue; operating basis total operating expenses; operating basis pre-tax, pre-provision income; operating basis income before income taxes; operating basis income tax expense; operating basis net income/ (loss) attributable to the Company; operating basis net income/ (loss) attributable to the Common Shareholders; operating basis weighted average diluted shares outstanding; operating basis diluted total earnings/ (loss) per share; operating basis return on average common equity; operating basis return on average tangible common equity; and operating basis effective tax rate.
A detailed reconciliation table of the Company’s GAAP to non-GAAP measures is included in the footnotes of the attached financial statements.
Conference Call
Management will hold a conference call at 8 a.m. Eastern Time on Thursday, October 18, 2018, to discuss the financial results, business highlights and outlook. To access the call:
Dial In #: (888) 317-6003
Elite Entry Number: 3938300

Replay Information:
Available from October 18, 2018 at 12 noon ET until October 25, 2018
Dial In #: (877) 344-7529
Conference Number: 10124992
The call will be simultaneously webcast and may be accessed on www.bostonprivate.com

Boston Private Financial Holdings, Inc.
Boston Private Financial Holdings, Inc. is a national financial services organization that owns Wealth Management, Trust, and Private Banking affiliates with offices in Boston, New York, Los Angeles, San Francisco, San Jose, Florida, and Wisconsin. The Company has total assets of greater than $8 billion, and manages over $22 billion of client assets.
The Company’s affiliates serve the high net worth marketplace with high quality products and services of unique appeal to private clients. The Company also provides strategic oversight and access to resources, both financial and intellectual, to support affiliate management, marketing, compliance and legal activities. (NASDAQ: BPFH)
For more information about BPFH, visit the Company’s website at www.bostonprivate.com.
Forward-Looking Statements
Certain statements in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. These statements include, among others, statements regarding our strategy, evaluations of future interest rate trends and liquidity, prospects for growth in assets, and prospects for overall results over the long term. You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company’s control. Forward-looking statements are based on the current assumptions and beliefs of management and are only expectations of future results. The Company’s actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors, adverse conditions in the capital and debt markets and the impact of such conditions on the Company’s private banking, investment management, wealth advisory, and trust activities; changes in interest rates; competitive pressures from other financial institutions; the effects of weakness in general economic conditions on a national basis or in the local markets in which the Company operates; changes in loan defaults and charge-off rates; changes in the value of securities and other assets, adequacy of loan loss reserves, or decreases in deposit levels necessitating increased borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity, fraud and natural disasters; changes in government regulation; the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; the risk that the Company’s deferred tax asset may not be realized; risks related to the identification and implementation of acquisitions, dispositions and restructurings; changes in assumptions used in making such forward-looking statements; and the other risks and uncertainties detailed in the Company’s Annual Report on Form 10-K and updated by the Company’s Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.
Note to Editors:
Boston Private Financial Holdings, Inc. is not to be confused with Boston Private Bank & Trust Company. Boston Private Bank & Trust Company is a wholly-owned subsidiary of BPFH. The information reported in this press release is related to the performance and results of BPFH.
###
CONTACT:
Adam Bromley
(617) 912-4386
abromley@bostonprivate.com

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
	(In thousands, except share and per share data)
Assets:
Cash and cash equivalents	$92,634	$364,539	$77,085	$120,541	$110,440
Investment securities available-for-sale	1,063,340	1,076,967	1,118,497	1,170,328	1,189,827
Investment securities held-to-maturity	75,468	78,955	70,809	74,576	84,090
Stock in Federal Home Loan Bank and Federal Reserve Bank	48,727	70,127	54,455	59,973	61,714
Loans held for sale	3,344	4,622	3,918	4,697	1,957
Total loans	6,720,420	6,767,123	6,602,327	6,505,028	6,413,201
Less: Allowance for loan losses	73,500	73,464	72,898	74,742	74,873
Net loans	6,646,920	6,693,659	6,529,429	6,430,286	6,338,328
Other real estate owned (“OREO”)	108	108	—	—	—
Premises and equipment, net	47,399	46,421	43,627	37,640	36,546
Goodwill (1)	75,598	75,598	75,598	75,598	142,554
Intangible assets, net (1)	13,834	14,584	15,334	16,083	22,447
Fees receivable	10,445	10,405	10,640	11,154	12,560
Accrued interest receivable	24,641	23,732	22,614	22,322	21,823
Deferred income taxes, net	27,833	26,316	32,058	29,031	46,088
Other assets (1)	245,549	230,170	264,295	259,515	201,024
Total assets	$8,375,840	$8,716,203	$8,318,359	$8,311,744	$8,269,398
Liabilities:
Deposits	$6,768,723	$6,620,179	$6,584,322	$6,510,246	$6,262,347
Securities sold under agreements to repurchase	39,453	58,824	85,257	32,169	59,903
Federal funds purchased	120,000	—	—	30,000	70,000
Federal Home Loan Bank borrowings	441,836	1,056,938	611,588	693,681	812,773
Junior subordinated debentures	106,363	106,363	106,363	106,363	106,363
Other liabilities (1)	149,770	129,175	125,004	135,880	127,069
Total liabilities	7,626,145	7,971,479	7,512,534	7,508,339	7,438,455
Redeemable noncontrolling interests (“RNCI”)	11,686	10,747	16,322	17,461	15,882
Shareholders’ equity:
Preferred stock, $1.00 par value; authorized: 2,000,000 shares	—	—	47,753	47,753	47,753
Common stock, $1.00 par value; authorized: 170,000,000 shares	84,603	84,479	84,194	84,208	84,082
Additional paid-in capital	614,157	613,918	612,526	607,929	606,802
Retained earnings	64,618	56,912	61,518	49,526	76,455
Accumulated other comprehensive income/ (loss)	(27,578)	(23,328)	(21,313)	(8,658)	(4,823)
Total Company’s shareholders’ equity	735,800	731,981	784,678	780,758	810,269
Noncontrolling interests	2,209	1,996	4,825	5,186	4,792
Total shareholders’ equity	738,009	733,977	789,503	785,944	815,061
Total liabilities, redeemable noncontrolling interests and shareholders’ equity	$8,375,840	$8,716,203	$8,318,359	$8,311,744	$8,269,398

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Interest and dividend income:	(In thousands, except share and per share data)
Loans	$68,254	$64,048	$60,929	$59,496	$58,096
Taxable investment securities	1,510	1,501	1,510	1,562	1,569
Non-taxable investment securities	1,779	1,752	1,730	1,697	1,664
Mortgage-backed securities	2,941	3,049	3,178	3,125	3,267
Short-term investments and other	1,617	1,205	1,009	978	916
Total interest and dividend income	76,101	71,555	68,356	66,858	65,512
Interest expense:
Deposits	11,487	8,365	6,524	6,048	5,356
Federal Home Loan Bank borrowings	3,877	4,447	3,344	2,626	2,657
Junior subordinated debentures	1,028	1,008	846	771	761
Repurchase agreements and other short-term borrowings	68	190	259	141	111
Total interest expense	16,460	14,010	10,973	9,586	8,885
Net interest income	59,641	57,545	57,383	57,272	56,627
Provision/ (credit) for loan losses	(949)	453	(1,795)	(942)	(432)
Net interest income after provision/ (credit) for loan losses	60,590	57,092	59,178	58,214	57,059
Fees and other income:
Investment management fees	3,245	4,227	11,425	12,321	11,274
Wealth advisory fees	13,995	13,693	13,512	13,496	13,279
Wealth management and trust fees	11,510	11,169	12,151	11,756	11,619
Other banking fee income	2,775	2,745	2,273	2,531	2,726
Gain on sale of loans, net	67	63	74	85	169
Total core fees and income	31,592	31,897	39,435	40,189	39,067
Gain/ (loss) on sale of investments, net	—	7	(24)	(110)	230
Gain/ (loss) on sale of affiliates or offices	—	—	—	(1,264)	—
Other	722	191	332	360	970
Total other income	722	198	308	(1,014)	1,200
Total revenue (2)	91,955	89,640	97,126	96,447	96,894
Operating expense:
Salaries and employee benefits	38,944	39,433	47,084	44,612	44,912
Occupancy and equipment	8,164	8,229	7,748	7,753	7,944
Professional services	2,877	2,872	3,177	4,035	3,308
Marketing and business development	1,710	2,070	1,593	1,919	2,216
Information systems	6,233	6,770	5,886	5,635	5,282
Amortization of intangibles	750	749	750	1,323	1,426
Impairment of goodwill	—	—	—	24,901	—
FDIC insurance	674	708	744	677	647
Restructuring	5,763	—	—	—	—
Other	3,442	3,553	3,875	3,134	3,611
Total operating expense	68,557	64,384	70,857	93,989	69,346
Income before income taxes	24,347	24,803	28,064	3,400	27,980
Income tax expense	5,461	17,399	6,026	21,391	8,289
Net income/ (loss) from continuing operations	18,886	7,404	22,038	(17,991)	19,691
Net income from discontinued operations (3)	—	(2)	1,698	989	1,186
Net income/ (loss) before attribution to noncontrolling interests	18,886	7,402	23,736	(17,002)	20,877
Less: Net income attributable to noncontrolling interests	924	968	1,050	1,278	1,074
Net income/ (loss) attributable to the Company	$17,962	$6,434	$22,686	$(18,280)	$19,803

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Nine Months Ended
	September 30, 2018	September 30, 2017
Interest and dividend income:	(In thousands, except share and per share data)
Loans	$193,231	$169,468
Taxable investment securities	4,521	4,831
Non-taxable investment securities	5,261	4,925
Mortgage-backed securities	9,168	10,266
Short-term investments and other	3,831	2,347
Total interest and dividend income	216,012	191,837
Interest expense:
Deposits	26,376	14,836
Federal Home Loan Bank borrowings	11,668	7,257
Junior subordinated debentures	2,882	2,148
Repurchase agreements and other short-term borrowings	517	182
Total interest expense	41,443	24,423
Net interest income	174,569	167,414
Provision/ (credit) for loan losses	(2,291)	(6,727)
Net interest income after provision/ (credit) for loan losses	176,860	174,141
Fees and other income:
Investment management fees	18,897	33,194
Wealth advisory fees	41,200	39,063
Wealth management and trust fees	34,830	33,606
Other banking fee income	7,793	6,384
Gain on sale of loans, net	204	366
Total core fees and income	102,924	112,613
Gain/ (loss) on sale of investments, net	(17)	486
Gain/ (loss) on OREO, net	—	(46)
Other	1,245	1,738
Total other income	1,228	2,178
Total revenue (2)	278,721	282,205
Operating expense:
Salaries and employee benefits	125,461	133,889
Occupancy and equipment	24,141	22,412
Professional services	8,926	9,728
Marketing and business development	5,373	5,847
Information systems	18,889	16,161
Amortization of intangibles	2,249	4,278
FDIC insurance	2,126	2,292
Restructuring	5,763	—
Other	10,870	11,340
Total operating expense	203,798	205,947
Income before income taxes	77,214	82,985
Income tax expense	28,886	24,805
Net income from continuing operations	48,328	58,180
Net income from discontinued operations (3)	1,696	3,881
Net income before attribution to noncontrolling interests	50,024	62,061
Less: Net income attributable to noncontrolling interests	2,942	3,190
Net income attributable to the Company	$47,082	$58,871

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended
PER SHARE DATA:	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
	(In thousands, except share and per share data)
Calculation of income for EPS:
Net income/ (loss) attributable to the Company	$17,962	$6,434	$22,686	$(18,280)	$19,803
Adjustments to Net income/ (loss) attributable to the Company to arrive at Net income/ (loss) attributable to common shareholders, treasury stock method (4)	(829)	(3,524)	(23)	(1,998)	(1,146)
Net income/ (loss) attributable to the common shareholders, treasury stock method	$17,133	$2,910	$22,663	$(20,278)	$18,657

End of period common shares outstanding	84,602,519	84,478,858	84,194,267	84,208,538	84,082,250

Weighted average shares outstanding:
Weighted average basic shares outstanding	84,017,284	83,509,115	83,097,758	82,904,776	82,556,225
Weighted average diluted shares outstanding (5)	85,498,568	85,413,575	85,271,650	82,904,776	84,888,311

Diluted total earnings/ (loss) per share	$0.20	$0.03	$0.27	$(0.24)	$0.22

	Nine Months Ended
PER SHARE DATA:	September 30, 2018	September 30, 2017
	(In thousands, except share and per share data)
Calculation of income for EPS:
Net income attributable to the Company	$47,082	$58,871
Adjustments to Net income attributable to the Company to arrive at Net income attributable to common shareholders, treasury stock method (4)	(4,376)	(2,889)
Net income attributable to the common shareholders, treasury stock method	$42,706	$55,982

Weighted average shares outstanding:
Weighted average basic shares outstanding	83,544,754	82,270,849
Weighted average diluted shares outstanding (5)	85,254,295	84,741,172

Diluted total earnings per share	$0.50	$0.66

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands, except per share data)	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
FINANCIAL DATA:
Book value per common share	$8.72	$8.69	$8.81	$8.77	$9.13
Tangible book value per share (6)	$7.67	$7.62	$7.17	$7.12	$7.16
Market price per share	$13.65	$15.90	$15.05	$15.45	$16.55

ASSETS UNDER MANAGEMENT AND ADVISORY:
Wealth Management and Trust	$8,335,000	$7,789,000	$7,831,000	$7,865,000	$7,703,000
Investment Management (7)	2,125,000	2,031,000	1,920,000	2,004,000	1,902,000
Wealth Advisory	11,977,000	11,566,000	11,446,000	11,350,000	10,992,000
Less: Inter-company relationship	(7,000)	(7,000)	(11,000)	(11,000)	(11,000)
Total assets under management and advisory, excluding Anchor (7)	$22,430,000	$21,379,000	$21,186,000	$21,208,000	$20,586,000
Assets under management and advisory at Anchor through March 31, 2018	—	—	9,042,000	9,277,000	9,181,000
Total assets under management and advisory, including Anchor through March 31, 2018	$22,430,000	$21,379,000	$30,228,000	$30,485,000	$29,767,000

FINANCIAL RATIOS:
Total equity/ Total assets	8.81%	8.42%	9.49%	9.46%	9.86%
Tangible common equity/ Tangible assets (6)	7.83%	7.46%	7.38%	7.33%	7.43%
Tier 1 common equity/ Risk weighted assets (6)	11.14%	10.90%	10.39%	10.32%	10.42%
Allowance for loan losses/ Total loans	1.09%	1.09%	1.10%	1.15%	1.17%
Allowance for loan losses/ Nonaccrual loans	608%	469%	445%	523%	550%
Return on average assets - three months ended (annualized)	0.84%	0.31%	1.11%	(0.88)%	0.96%
Return on average common equity - three months ended (annualized) (8)	9.67%	3.03%	12.02%	(9.92)%	9.87%
Return on average tangible common equity - three months ended (annualized) (8)	11.37%	3.90%	15.20%	(11.94)%	13.24%
Efficiency ratio - three months ended (9)	67.04%	70.29%	71.46%	68.23%	68.06%

DEPOSIT DETAIL:
Demand deposits (noninterest-bearing)	$2,001,275	$2,089,373	$1,932,732	$2,025,690	$1,850,833
NOW	568,148	635,841	689,526	645,361	636,013
Savings	72,967	73,675	73,580	70,935	74,333
Money market	3,363,062	3,128,211	3,177,692	3,121,811	3,009,779
Certificates of deposit	763,271	693,079	710,792	646,449	691,389
Total deposits	$6,768,723	$6,620,179	$6,584,322	$6,510,246	$6,262,347

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Average Balance			Interest Income/Expense			Average Yield/Rate
(In thousands)	Three Months Ended			Three Months Ended			Three Months Ended
AVERAGE BALANCE SHEET:	09/30/18	06/30/18	09/30/17	09/30/18	06/30/18	09/30/17	09/30/18	06/30/18	09/30/17
AVERAGE ASSETS
Interest-earning assets:
Cash and investments:
Taxable investment securities	$324,583	$326,482	$353,374	$1,510	$1,501	$1,569	1.86%	1.84%	1.77%
Non-taxable investment securities (10)	297,710	297,852	295,727	2,256	2,217	2,559	3.03%	2.98%	3.46%
Mortgage-backed securities	552,820	570,845	631,052	2,941	3,049	3,267	2.13%	2.14%	2.07%
Short-term investments and other	204,814	157,878	146,285	1,617	1,205	916	3.11%	3.03%	2.47%
Total cash and investments	1,379,927	1,353,057	1,426,438	8,324	7,972	8,311	2.41%	2.35%	2.33%
Loans (11):
Commercial and industrial (10)	998,817	974,443	994,388	9,940	9,439	10,001	3.89%	3.83%	3.94%
Commercial real estate (10)	2,475,143	2,477,634	2,381,583	29,547	27,550	25,579	4.67%	4.40%	4.20%
Construction and land (10)	179,248	166,736	113,562	2,196	2,040	1,415	4.80%	4.84%	4.88%
Residential	2,836,593	2,775,239	2,567,044	23,907	22,590	20,423	3.37%	3.26%	3.18%
Home equity	94,050	94,445	106,744	1,089	1,041	1,128	4.59%	4.42%	4.19%
Other consumer	163,224	179,684	187,184	1,689	1,818	1,554	4.11%	4.06%	3.29%
Total loans	6,747,075	6,668,181	6,350,505	68,368	64,478	60,100	4.00%	3.84%	3.73%
Total earning assets	8,127,002	8,021,238	7,776,943	76,692	72,450	68,411	3.73%	3.59%	3.48%
LESS: Allowance for loan losses	73,861	72,998	75,166
Cash and due from banks (non-interest bearing)	46,056	45,337	42,031
Other assets	392,757	396,744	455,820
TOTAL AVERAGE ASSETS	$8,491,954	$8,390,321	$8,199,628
AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Interest-bearing deposits (12):
Savings and NOW	$693,419	$719,159	$702,182	$301	$304	$205	0.17%	0.17%	0.12%
Money market	3,244,628	3,033,306	3,065,059	8,110	5,543	3,436	0.99%	0.73%	0.44%
Certificates of deposit	730,117	688,567	671,992	3,076	2,518	1,715	1.67%	1.47%	1.01%
Total interest-bearing deposits (12)	4,668,164	4,441,032	4,439,233	11,487	8,365	5,356	0.98%	0.76%	0.48%
Junior subordinated debentures	106,363	106,363	106,363	1,028	1,008	761	3.78%	3.75%	2.80%
FHLB borrowings and other	768,015	1,022,636	736,035	3,945	4,637	2,768	2.01%	1.79%	1.47%
Total interest-bearing liabilities (12)	5,542,542	5,570,031	5,281,631	16,460	14,010	8,885	1.17%	1.00%	0.66%
Non-interest bearing demand deposits (12)	2,063,642	1,908,037	1,966,479
Payables and other liabilities	135,508	122,175	121,288
Total average liabilities	7,741,692	7,600,243	7,369,398
Redeemable noncontrolling interests	13,074	14,129	21,634
Average shareholders’ equity	737,188	775,949	808,596
TOTAL AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS’ EQUITY	$8,491,954	$8,390,321	$8,199,628
Net interest income - on a fully taxable equivalent basis (FTE)				$60,232	$58,440	$59,526
LESS: FTE adjustment (10)				591	895	2,899
Net interest income (GAAP basis)				$59,641	$57,545	$56,627
Interest rate spread							2.56%	2.59%	2.82%
Bank only net interest margin							2.98%	2.95%	3.07%
Net interest margin							2.93%	2.89%	3.02%

Average total deposits (12)	6,731,806	6,349,069	6,405,712				0.68%	0.53%	0.33%
Average total deposits and borrowings (12)	7,606,184	7,478,068	7,248,110				0.86%	0.75%	0.48%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Average Balance		Interest Income/Expense		Average Yield/Rate
(In thousands)	Nine Months Ended		Nine Months Ended		Nine Months Ended
AVERAGE BALANCE SHEET:	09/30/18	09/30/17	09/30/18	09/30/17	09/30/18	09/30/17
AVERAGE ASSETS
Interest-earning assets:
Cash and investments:
Taxable investment securities	$328,054	$369,929	$4,521	$4,831	1.84%	1.74%
Non-taxable investment securities (10)	297,509	295,195	6,663	7,576	2.99%	3.42%
Mortgage-backed securities	570,578	652,159	9,168	10,266	2.14%	2.10%
Short-term investments and other	174,736	169,114	3,831	2,347	2.91%	1.55%
Total cash and investments	1,370,877	1,486,397	24,183	25,020	2.35%	2.21%
Loans (11):
Commercial and industrial (10)	969,063	988,449	28,135	29,077	3.83%	3.88%
Commercial real estate (10)	2,464,788	2,354,996	83,438	75,556	4.46%	4.23%
Construction and land (10)	171,825	115,629	6,201	4,036	4.76%	4.60%
Residential	2,771,875	2,494,151	68,263	58,988	3.28%	3.15%
Home equity	95,217	111,423	3,172	3,302	4.45%	3.96%
Other consumer	176,086	191,550	5,080	4,500	3.86%	3.14%
Total loans	6,648,854	6,256,198	194,289	175,459	3.87%	3.71%
Total earning assets	8,019,731	7,742,595	218,472	200,479	3.61%	3.43%
LESS: Allowance for loan losses	73,894	77,957
Cash and due from banks (non-interest bearing)	47,859	42,006
Other assets	404,375	436,373
TOTAL AVERAGE ASSETS	$8,398,071	$8,143,017
AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Interest-bearing deposits (12):
Savings and NOW	$709,751	$688,885	$820	$521	0.15%	0.10%
Money market	3,139,107	3,149,545	17,967	9,801	0.77%	0.42%
Certificates of deposit	691,670	642,820	7,589	4,514	1.47%	0.94%
Total interest-bearing deposits (12)	4,540,528	4,481,250	26,376	14,836	0.78%	0.44%
Junior subordinated debentures	106,363	106,363	2,882	2,148	3.62%	2.66%
FHLB borrowings and other	889,178	722,087	12,185	7,439	1.81%	1.36%
Total interest-bearing liabilities (12)	5,536,069	5,309,700	41,443	24,423	1.00%	0.61%
Non-interest bearing demand deposits (12)	1,948,573	1,903,709
Payables and other liabilities	130,410	115,622
Total average liabilities	7,615,052	7,329,031
Redeemable noncontrolling interests	16,294	21,341
Average shareholders’ equity	766,725	792,645
TOTAL AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS’ EQUITY	$8,398,071	$8,143,017
Net interest income - on a fully taxable equivalent basis (FTE)			$177,029	$176,056
LESS: FTE adjustment (10)			2,460	8,642
Net interest income (GAAP basis)			$174,569	$167,414
Interest rate spread					2.61%	2.82%
Bank only net interest margin					2.97%	3.06%
Net interest margin					2.92%	3.01%

Average total deposits (12)	6,489,101	6,384,959			0.54%	0.31%
Average total deposits and borrowings (12)	7,484,642	7,213,409			0.74%	0.45%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands)	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
LOAN DATA (13):
Other commercial and industrial loans:
New England	$460,409	$481,081	$444,419	$438,322	$503,322
San Francisco Bay Area	41,256	35,220	23,491	23,311	50,686
Southern California	81,549	66,892	63,183	59,359	64,248
Total other commercial and industrial loans	$583,214	$583,193	$531,093	$520,992	$618,256
Commercial tax-exempt loans:
New England	$330,753	$332,572	$313,955	$305,792	$320,172
San Francisco Bay Area	96,775	94,959	95,380	101,340	99,540
Southern California	11,279	11,351	11,422	11,566	11,638
Total commercial tax-exempt loans	$438,807	$438,882	$420,757	$418,698	$431,350
Total commercial and industrial loans	$1,022,021	$1,022,075	$951,850	$939,690	$1,049,606
Commercial real estate loans:
New England	$1,043,494	$1,069,942	$1,046,178	$1,002,092	$988,788
San Francisco Bay Area	724,243	739,769	721,871	725,454	698,148
Southern California	631,343	694,810	696,954	712,674	676,223
Total commercial real estate loans	$2,399,080	$2,504,521	$2,465,003	$2,440,220	$2,363,159
Construction and land loans:
New England	$114,411	$88,068	$79,563	$86,874	$61,635
San Francisco Bay Area	40,755	37,783	34,050	27,891	20,893
Southern California	42,358	46,173	51,627	50,225	35,763
Total construction and land loans	$197,524	$172,024	$165,240	$164,990	$118,291
Residential loans:
New England	$1,650,989	$1,643,039	$1,619,856	$1,598,072	$1,558,587
San Francisco Bay Area	554,502	533,394	511,903	512,189	510,956
Southern California	657,388	631,773	605,610	572,272	531,245
Total residential loans	$2,862,879	$2,808,206	$2,737,369	$2,682,533	$2,600,788
Home equity loans:
New England	$61,291	$61,125	$65,434	$67,435	$72,149
San Francisco Bay Area	19,769	17,366	19,314	22,462	26,052
Southern California	12,330	13,310	9,583	10,061	9,026
Total home equity loans	$93,390	$91,801	$94,331	$99,958	$107,227
Other consumer loans:
New England	$121,685	$145,726	$166,413	$149,022	$150,309
San Francisco Bay Area	14,228	14,659	13,569	14,707	15,302
Southern California	9,613	8,111	8,552	13,908	8,519
Total other consumer loans	$145,526	$168,496	$188,534	$177,637	$174,130
Total loans:
New England	$3,783,032	$3,821,553	$3,735,818	$3,647,609	$3,654,962
San Francisco Bay Area	1,491,528	1,473,150	1,419,578	1,427,354	1,421,577
Southern California	1,445,860	1,472,420	1,446,931	1,430,065	1,336,662
Total loans	$6,720,420	$6,767,123	$6,602,327	$6,505,028	$6,413,201

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands)	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
CREDIT QUALITY (13):
Special mention loans:
New England	$20,382	$18,515	$33,282	$45,640	$37,569
San Francisco Bay Area	18,359	19,255	14,117	23,400	23,898
Southern California	28,665	15,678	15,689	18,134	17,207
Total special mention loans	$67,406	$53,448	$63,088	$87,174	$78,674
Accruing substandard loans (14):
New England	$10,083	$11,493	$8,767	$10,911	$8,196
San Francisco Bay Area	24,252	12,766	14,970	11,615	11,622
Southern California	21,045	21,194	21,436	30,826	33,923
Total accruing substandard loans	$55,380	$45,453	$45,173	$53,352	$53,741
Nonaccruing loans:
New England	$5,131	$7,282	$8,056	$6,061	$7,380
San Francisco Bay Area	1,169	1,319	1,442	1,473	1,494
Southern California	5,797	7,050	6,882	6,761	4,749
Total nonaccruing loans	$12,097	$15,651	$16,380	$14,295	$13,623
Loans 30-89 days past due and accruing:
New England	$9,193	$4,653	$10,571	$19,725	$4,664
San Francisco Bay Area	1,651	—	2,251	1,911	430
Southern California	763	324	7,554	3,412	198
Total loans 30-89 days past due and accruing	$11,607	$4,977	$20,376	$25,048	$5,292
Loans (charged-off)/ recovered, net for the three months ended:
New England	$232	$(73)	$(285)	$1,020	$73
San Francisco Bay Area	706	91	67	64	206
Southern California	47	95	169	(273)	17
Total net loans (charged-off)/ recovered	$985	$113	$(49)	$811	$296
Loans (charged-off)/ recovered, net for the nine months ended:
New England	$(126)				$819
San Francisco Bay Area	864				3,097
Southern California	311				(393)
Total Net Loans (Charged-off)/ Recovered	$1,049				$3,523

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

FOOTNOTES:

(1)
On December 20, 2017, Boston Private Financial Holdings, Inc. (the “Company”) announced an agreement, effective December 19, 2017, to sell all of its current equity interest in Anchor Capital Advisors LLC, an indirect, majority-owned subsidiary of the Company (“Anchor”), to the management team of Anchor for an upfront cash payment and a non-voting, revenue share participation interest in Anchor.  On April 13, 2018, the Company completed the sale of its ownership interest in Anchor. Anchor’s results remain consolidated in the Company’s results during current and prior periods through the closing date. For presentation purposes, Anchor’s AUM are excluded from current and prior period AUM amounts, but are included in the calculation of Core Fees and Income. The Company classified the assets and liabilities of Anchor as held for sale at March 31, 2018 and December 31, 2017, which are included with Other assets and Other liabilities, respectively, on the Company’s consolidated balance sheet. For regulatory purposes, the goodwill and intangible assets of Anchor will be included in consolidated calculations. See footnotes 6 and 8, below.

(2)	Total revenue is the sum of Net interest income, Total core fees and income, and Total other income.

(3)
Net income from discontinued operations consists of contingent payments net of expenses related to our divested affiliate, Westfield Capital Management Company, LLC. The Company received its final contingent payment in the first quarter of 2018 related to this affiliate.

(4)
Adjustments to Net income attributable to the Company to arrive at Net income attributable to the common shareholders, as presented in these tables, include decrease/ (increase) in Noncontrolling interests redemption value and dividends paid on preferred stock, including deemed dividends on redemption of the 6.95% Non-Cumulative Perpetual Preferred Stock, Series D (“the Series D preferred stock”). On June 15, 2018, the Company redeemed all $50 million of the outstanding Series D preferred stock.

(5)
When the Company has positive Net income from continuing operations attributable to the common shareholders, the Company adds additional shares to basic Weighted average shares outstanding to arrive at Weighted average diluted shares outstanding for the Diluted earnings/ (loss) per share calculation. These additional shares reflect the assumed exercise, conversion, or contingent issuance of dilutive securities. If the additional shares would result in anti-dilution they would be excluded from the diluted earnings per share calculation. The potential dilutive shares relate to: unexercised stock options, unvested restricted stock, and unexercised stock warrants. See Part II. Item 8. “Financial Statements and Supplementary Data - Note 16: Earnings Per Share” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 for additional information.

(6)
The Company uses certain non-GAAP financial measures, such as: Tangible book value per share and the Tangible common equity (“TCE”) to Tangible assets (“TA”) ratio to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company’s GAAP Total equity to Total assets ratio to the Non-GAAP TCE to TA ratio, and from GAAP Book value to Non-GAAP Tangible book value are presented below:

The Company calculates Tangible assets by adjusting Total assets to exclude Goodwill and intangible assets.

The Company calculates Tangible common equity by adjusting Total equity to exclude non-convertible Series D preferred stock and exclude Goodwill and intangible assets, net. On June 15, 2018, the Company redeemed all $50 million of the outstanding Series D preferred stock.

(In thousands, except share and per share data)	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Total balance sheet assets	$8,375,840	$8,716,203	$8,318,359	$8,311,744	$8,269,398
LESS: Goodwill and intangible assets, net *	(89,432)	(90,182)	(138,026)	(138,775)	(165,001)
Tangible assets (non-GAAP)	$8,286,408	$8,626,021	$8,180,333	$8,172,969	$8,104,397
Total shareholders’ equity	$738,009	$733,977	$789,503	$785,944	$815,061
LESS: Series D preferred stock (non-convertible)	—	—	(47,753)	(47,753)	(47,753)
LESS: Goodwill and intangible assets, net *	(89,432)	(90,182)	(138,026)	(138,775)	(165,001)
Total adjusting items	(89,432)	(90,182)	(185,779)	(186,528)	(212,754)
Tangible common equity (non-GAAP)	$648,577	$643,795	$603,724	$599,416	$602,307
Total equity/ Total assets	8.81%	8.42%	9.49%	9.46%	9.86%
Tangible common equity/ Tangible assets (non-GAAP)	7.83%	7.46%	7.38%	7.33%	7.43%

Total risk weighted assets **	$6,057,099	$6,104,586	$5,974,866	$5,892,286	$5,831,558
Tier 1 common equity **	$674,641	$665,628	$621,084	$607,800	$607,822
Tier 1 common equity/ Risk weighted assets **	11.14%	10.90%	10.39%	10.32%	10.42%

End of period shares outstanding	84,602,519	84,478,858	84,194,267	84,208,538	84,082,250

Book value per common share	$8.72	$8.69	$8.81	$8.77	$9.13
Tangible book value per share (non-GAAP)	$7.67	$7.62	$7.17	$7.12	$7.16
*     Includes goodwill and intangible assets at affiliates held for sale at March 31, 2018 and December 31, 2017.
**    Risk weighted assets and Tier 1 common equity for September 30, 2018 are presented based on estimated data.

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

(7)	Assets under management and advisory have been reduced to exclude those assets managed or advised by Anchor for periods when Anchor was owned by the Company.

(8)
The Company uses certain non-GAAP financial measures, such as: Return on average common equity and Return on average tangible common equity to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company’s GAAP Return on average equity ratio to the non-GAAP Return on average common equity ratio, and the non-GAAP Return on average tangible common equity ratio are presented below:

The Company annualizes income data based on the number of days in the period presented and a 365 day year. The Company calculates Average common equity by adjusting Average equity to exclude Average preferred equity. The Company calculates Average tangible common equity by adjusting Average equity to exclude Average goodwill and intangible assets, net and Average preferred equity.

	Three Months Ended
(In thousands)	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Total average shareholders’ equity	$737,188	$775,949	$784,025	$813,518	$808,596
LESS: Average Series D preferred stock (non-convertible)	—	(39,881)	(47,753)	(47,753)	(47,753)
Average common equity (non-GAAP)	737,188	736,068	736,272	765,765	760,843
LESS: Average goodwill and intangible assets, net *	(89,830)	(102,533)	(138,451)	(157,978)	(165,766)
Average tangible common equity (non-GAAP)	$647,358	$633,535	$597,821	$607,787	$595,077

Net income/ (loss) attributable to the Company	$17,962	$6,434	$22,686	$(18,280)	$19,803
LESS: Dividends on Series D preferred stock	—	(869)	(869)	(869)	(868)
Common net income/ (loss) (non-GAAP)	17,962	5,565	21,817	(19,149)	18,935
ADD: Amortization of intangibles, net of tax (35% in 2017, 21% in 2018)	593	592	593	860	927
Tangible common net income/ (loss) (non-GAAP)	$18,555	$6,157	$22,410	$(18,289)	$19,862

Return on average equity - (annualized)	9.67%	3.33%	11.73%	(8.91)%	9.72%
Return on average common equity - (annualized) (non-GAAP)	9.67%	3.03%	12.02%	(9.92)%	9.87%
Return on average tangible common equity - (annualized) (non-GAAP)	11.37%	3.90%	15.20%	(11.94)%	13.24%

	Nine Months Ended
(In thousands)	September 30, 2018	September 30, 2017
Total average shareholders’ equity	$766,725	$792,645
LESS: Average Series D preferred stock (non-convertible)	(29,037)	(47,753)
Average common equity (non-GAAP)	737,688	744,892
LESS: Average goodwill and intangible assets, net *	(109,324)	(167,209)
Average tangible common equity (non-GAAP)	$628,364	$577,683

Net income/ (loss) attributable to the Company	$47,082	$58,871
LESS: Dividends on Series D preferred stock	(1,738)	(2,606)
Common net income/ (loss) (non-GAAP)	45,344	56,265
ADD: Amortization of intangibles, net of tax (35% in 2017, 21% in 2018)	1,777	2,781
Tangible common net income/ (loss) (non-GAAP)	$47,121	$59,046

Return on average equity - (annualized)	8.21%	9.93%
Return on average common equity - (annualized) (non-GAAP)	8.22%	10.10%
Return on average tangible common equity - (annualized) (non-GAAP)	10.03%	13.67%

*     Includes goodwill and intangible assets at affiliates held for sale at March 31, 2018 and December 31, 2017.

(9)
The Company uses certain non-GAAP financial measures, such as: Pre-tax, pre-provision income, Total operating expenses excluding amortization of intangibles, goodwill impairment, and restructuring expense, if any, and the Efficiency ratio to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company’s GAAP Income from continuing operations before income taxes to non-GAAP Pre-tax, pre-provision income; from GAAP Total operating expense to non-GAAP Total operating expense excluding amortization of intangibles, goodwill impairment, and restructuring, if any; and from GAAP Efficiency ratio to Non-GAAP Efficiency ratio (FTE basis), excluding amortization of intangibles, goodwill impairment, and restructuring, if any, are presented below:

	Three Months Ended
(In thousands)	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Income before income taxes (GAAP)	$24,347	$24,803	$28,064	$3,400	$27,980
ADD BACK: Provision/ (credit) for loan losses	(949)	453	(1,795)	(942)	(432)
Pre-tax, pre-provision income (non-GAAP)	$23,398	$25,256	$26,269	$2,458	$27,548

Total operating expense (GAAP)	$68,557	$64,384	$70,857	$93,989	$69,346
Less: Amortization of intangibles	750	749	750	1,323	1,426
Less: Goodwill impairment	—	—	—	24,901	—
Less: Restructuring	5,763	—	—	—	—
Total operating expense (excluding amortization of intangibles, restructuring, and goodwill impairment) (non-GAAP)	$62,044	$63,635	$70,107	$67,765	$67,920

Net interest income	$59,641	$57,545	$57,383	$57,272	$56,627
Total core fees and income	31,592	31,897	39,435	40,189	39,067
Total other income	722	198	308	(1,014)	1,200
FTE income	591	895	974	2,873	2,899
Total revenue (FTE basis)	$92,546	$90,535	$98,100	$99,320	$99,793
Efficiency ratio (GAAP)	74.55%	71.83%	72.95%	97.45%	71.57%
Efficiency ratio, FTE Basis excluding amortization of intangibles, restructuring, and goodwill impairment (non-GAAP)	67.04%	70.29%	71.46%	68.23%	68.06%

	Nine Months Ended
(In thousands)	September 30, 2018	September 30, 2017
Income before income taxes (GAAP)	$77,214	$82,985
ADD BACK: Provision/ (credit) for loan losses	(2,291)	(6,727)
Pre-tax, pre-provision income (non-GAAP)	$74,923	$76,258

Total operating expense (GAAP)	$203,798	$205,947
Less: Amortization of intangibles	2,249	4,278
Less: Restructuring	5,763	—
Total operating expense (excluding amortization of intangibles, restructuring, and goodwill impairment) (non-GAAP)	$195,786	$201,669

Net interest income	$174,569	$167,414
Total core fees and income	102,924	112,613
Total other income	1,228	2,178
FTE income	2,460	8,642
Total revenue (FTE basis)	$281,181	$290,847
Efficiency ratio (GAAP)	73.12%	72.98%
Efficiency ratio, FTE Basis excluding amortization of intangibles, restructuring, and goodwill impairment (non-GAAP)	69.63%	69.34%

(10)	Interest income on Non-taxable investments and loans are presented on an FTE basis using the federal statutory rate of 35% in 2017 and 21% in 2018 for each respective period presented.

(11)	Average loans includes Loans held for sale and Nonaccrual loans.

(12)
Average total deposits is the sum of Average total interest-bearing deposits and Average non-interest bearing demand deposits. Average total deposits and borrowings is the sum of Average total interest-bearing liabilities and Average non-interest bearing demand deposits.

(13)	The concentration of the Private Banking loan data and credit quality is primarily based on the location of the lender’s regional offices.

(14)
Accruing substandard loans include loans that are classified as substandard but are still accruing interest income. Boston Private Bank & Trust Company may classify a loan as substandard where known information about possible credit problems of the related borrowers causes management to have doubts as to the ability of such borrowers to comply with the present repayment terms and which may result in disclosure of such loans as nonaccrual at some time in the future.

(15)
The Company uses certain non-GAAP financial measures, such as: Net interest income excluding interest recovered on previous nonaccrual loans and Net interest margin excluding interest recovered on previous nonaccrual loans, also referred to as Core net interest margin, to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company’s GAAP Net interest income to non-GAAP Net interest income excluding interest recovered on previous nonaccrual loans; and from GAAP Net interest margin to non-GAAP Net interest margin excluding interest recovered on previous nonaccrual loans, are presented below:

	Three Months Ended
(In thousands)	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Net interest income (GAAP basis)	$59,641	$57,545	$57,383	$57,272	$56,627
LESS: Interest recovered on previously nonaccrual loans	986	—	80	429	133
Net interest income, excluding interest recovered on previously nonaccrual loans (non-GAAP) - also referred to as Core net interest income (non-GAAP)	58,655	57,545	57,303	56,843	56,494
ADD: FTE income	591	895	974	2,873	2,899
Net interest income, FTE basis, excluding interest recovered on previously nonaccrual loans (non-GAAP) - also referred to as Core net interest income, FTE basis (non-GAAP)	59,246	58,440	58,277	59,716	59,393

Net interest margin (FTE basis)	2.93%	2.89%	2.95%	3.04%	3.02%
Net interest margin, FTE basis, excluding interest recovered on previously nonaccrual loans (non-GAAP) - also referred to as Core net interest margin (FTE basis)	2.88%	2.89%	2.94%	3.02%	3.02%
Net interest margin, non-FTE basis, excluding interest recovered on previously nonaccrual loans (non-GAAP) - also referred to as Core net interest margin (non-FTE basis) (non-GAAP)	2.85%	2.85%	2.90%	2.87%	2.87%

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

(16)
The Company uses certain non-GAAP financial measures, such as: Net income attributable to the Company excluding notable items and Diluted earnings per share excluding notable items to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company’s GAAP Net income attributable to the Company to non-GAAP Net income attributable to the Company excluding notable items and from GAAP Diluted earnings per share to non-GAAP Diluted earnings per share excluding notable items are presented below:

	Three Months Ended
(In thousands, except share and per share data)	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Net income/ (loss) attributable to the Company (GAAP)	$17,962	$6,434	$22,686	$(18,280)	$19,803
LESS: Gain/ (loss) on sale of affiliates or offices	—	—	—	(1,264)	—
ADD BACK: Anchor divestiture legal expense	—	—	—	400	—
ADD BACK: Impairment of goodwill	—	—	—	24,901	—
ADD BACK: Restructuring	5,763	—	—	—	—
ADD BACK: Tax adjustments *	—	12,706	—	12,880	—
Tax effect at statutory rate (35% in '17, 21% in '18) **	(1,210)	—	—	(582)	—
Net income attributable to the Company excluding notable items (non-GAAP)	$22,515	$19,140	$22,686	$20,583	$19,803

Net income/ (loss) attributable to the common shareholders, treasury stock method (GAAP)	$17,133	$2,910	$22,663	$(20,278)	$18,657
ADD BACK: Deemed dividend due to redemption of Series D preferred stock	—	2,247	—	—	—
LESS: Gain/ (loss) on sale of affiliates or offices	—	—	—	(1,264)	—
ADD BACK: Anchor divestiture legal expense	—	—	—	400	—
ADD BACK: Impairment of goodwill	—	—	—	24,901	—
ADD BACK: Restructuring	5,763	—	—	—	—
ADD BACK: Tax adjustments *	—	12,706	—	12,880	—
Tax effect at statutory rate (35% in '17, 21% in '18) **	(1,210)	—	—	(582)	—
Net income attributable to the common shareholders, treasury stock method, excluding notable items (non-GAAP)	$21,686	$17,863	$22,663	$18,585	$18,657

Weighted average diluted shares outstanding (GAAP)	85,498,568	85,413,575	85,271,650	82,904,776	84,888,311
Weighted average diluted shares outstanding, excluding notable items (non-GAAP) ***	85,498,568	85,413,575	85,271,650	85,196,760	84,888,311

Diluted total earnings/ (loss) per share (GAAP)	$0.20	$0.03	$0.27	$(0.24)	$0.22
Diluted total earnings per share, excluding notable items (non-GAAP)	$0.25	$0.21	$0.27	$0.22	$0.22

Average common equity (non-GAAP)	$737,188	$736,068	$736,272	$765,765	$760,843
Average tangible common equity (non-GAAP)	$647,358	$633,535	$597,821	$607,787	$595,077
Return on average common equity - (annualized), excluding notable items (non-GAAP)	12.12%	9.96%	12.02%	10.21%	9.87%
Return on average tangible common equity - (annualized), excluding notable items (non-GAAP)	14.16%	11.94%	15.20%	13.43%	13.24%

Pre-tax, pre-provision income (non-GAAP)	$23,398	$25,256	$26,269	$2,458	$27,548
LESS: Gain/ (loss) on sale of affiliates or offices	—	—	—	(1,264)	—
ADD BACK: Anchor divestiture legal expense	—	—	—	400	—
ADD BACK: Impairment of goodwill	—	—	—	24,901	—
ADD BACK: Restructuring	5,763	—	—	—	—
Pre-tax, pre-provision income, excluding notable items (non-GAAP)	$29,161	$25,256	$26,269	$29,023	$27,548
*    Additional tax expense in the second quarter of 2018 relates to the tax impact of the April 2018 completion of the sale of Anchor.
**     Due to the nature of the goodwill related to Anchor, no tax effect is applied to the goodwill impairment in the fourth quarter of 2017.

***
For the fourth quarter of 2017, Weighted average diluted shares outstanding include the dilutive effects when the excluded notable items move net income/ (loss) attributable to the common shareholders from a net loss to a net income position.